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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12
DATA I/O CORPORATION
(Name of Registrant as Specified In Its Charter)
Same As Above
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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DATA I/O CORPORATION

NOTICE OF 2002
ANNUAL MEETING
and
PROXY STATEMENT

DATA I/O CORPORATION

March 29, 2002

To Our Shareholders:

        You are cordially invited to attend the 2002 Annual Meeting of Data I/O Corporation, which will be held at the Company's headquarters at 10525 Willows Road N.E., Redmond, Washington 98052. The meeting will begin at 2:00 p.m. Pacific Daylight Time on Wednesday May 15, 2002. Following the meeting there will be an opportunity to see some of the Company's exciting new products.

        Officers of the Company will be attending and would be pleased to respond to questions either during or after the meeting. We will review the business operations of the Company for 2001 and the first quarter of 2002 and report on the Company's strategic plan for the future. Formal business will include the election of directors, consideration of a proposal to amend the Company's 2000 Stock Incentive Compensation Plan, and ratification of the selection of Grant Thornton LLP as the Company's independent auditors.

        Please read the proxy materials carefully. Your vote is important. The Company appreciates you considering and acting on the proposals presented. I am looking forward to seeing you on May 15th.

Sincerely,

Frederick R. Hume President and Chief Executive Officer

DATA I/O LOCATION MAP

5
99
522
405
Willows Rd NE
DATA I/O
Kirkland
908
Redmond
520
Bellevue
Seattle
Lake Washington
901
Lake Sammamish
Mercer Island
90
5
405
900
509
99
Renton
518
Sea-Tac International Airport

DATA I/O
10525 Willows Rd. NE
Redmond, WA
425 881-6444

When you exit SEA-TAC Airport, you will be heading north. Swing right at "To Freeways" sign. Then, you will turn left very soon at "Renton" sign (518). Hwy 518 becomes 405 heading north. Stay on 405 approximately 20 miles to exit 18-B. Right on Hwy 908 (NE 85th) through 6 traffic lights to intersection with "Billy McHale's" restaurant on left corner, and turn left on Willows Rd. NE. North 2 miles to Data I/O on left.

DATA I/O CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS—May 15, 2002

To the Shareholders of Data I/O Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Data I/O Corporation (the "Company") will be held at 2:00 p.m. Pacific Daylight Time, on Wednesday, May 15, 2002, at the Company's principal offices, 10525 Willows Road N.E., Redmond, Washington 98052, for the following purposes:

  (1)
  Election of Directors:

    To elect six directors, each to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified or until such director's earlier death, resignation, or removal.

  (2)
  2000 Stock Incentive Compensation Plan:

    To consider and vote on a proposal to amend the Data I/O Corporation 2000 Stock Incentive Compensation Plan (the "2000 Plan") to increase the number of shares reserved for issuance under the 2000 Plan by an additional 200,000 shares of common stock.

  (3)
  Ratification of Independent Auditors:

    To ratify the selection of Grant Thornton LLP as the Company's independent auditors for the calendar year ended December 31, 2002.

  (4)
  Other Business:

    To consider and vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 6, 2002, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the 2002 Annual Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors

Frederick R. Hume President and Chief Executive Officer

Redmond, Washington
March 29, 2002

YOUR VOTE IS IMPORTANT
Whether or not you expect to attend the meeting in person, we urge you to sign, date and return the accompanying proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly returning a signed and dated proxy card will save the Company the extra expense of additional solicitation. Your proxy is revocable at your request any time before it is voted. If you attend the meeting, you may vote in person if you wish even if you have previously returned your proxy card. An addressed, postage-paid envelope is provided in order to make certain that your shares will be represented at the Annual Meeting.

DATA I/O CORPORATION
10525 Willows Road N.E.
Redmond, Washington 98052

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
May 15, 2002
INFORMATION REGARDING PROXY

This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Data I/O Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on Wednesday, May 15, 2002, at 2:00 p.m. Pacific Daylight Time at the Company's principal offices, 10525 Willows Road N.E., Redmond, Washington 98052, and at any adjournment thereof (the "Annual Meeting"). Shareholders of record at the close of business on March 6, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. This Proxy Statement and a copy of the Company's 2001 Annual Report to Shareholders is being mailed to shareholders on or about March 29, 2002.

A proxy card is enclosed for your use. You are requested on behalf of the Board of Directors to sign, date, and return the proxy card in the accompanying envelope, which is postage-paid if mailed in the United States or Canada.

A proxy in the accompanying form, which is properly signed, dated and returned and not revoked will be voted in accordance with the instructions contained therein. To vote on the election of directors, check the appropriate box under Item No. 1 on your proxy card. You may (a) vote for all of the director nominees as a group, (b) withhold authority to vote for all director nominees as a group, or (c) vote for all director nominees as a group except those nominees indicated to the contrary. To vote on the approval of the amendment to the Data I/O Corporation 2000 Stock Incentive Compensation Plan (the "2000 Plan"), check the appropriate box under Item No. 2 on your proxy card. You may (a) vote "FOR" approval of the amendment to the 2000 Plan, (b) vote "AGAINST" approval of the amendment to the 2000 Plan, or (c) "ABSTAIN" from voting on the approval of the amendment to the 2000 Plan. To vote on the proposal to ratify Grant Thornton LLP as the Company's independent auditors for the calendar year ended December 31, 2001, check the appropriate box under Item No. 3 on your proxy card. You may (a) vote "FOR" approval of the ratification of Grant Thornton LLP as the Company's independent auditors, (b) vote "AGAINST" approval of the ratification of Grant Thornton LLP as the Company's independent auditors, or (c) "ABSTAIN" from voting on the ratification of Grant Thornton LLP as the Company's independent auditors. Proxies which are returned to the Company without instructions will be voted as recommended by the Board of Directors. Any shareholder who returns a proxy may revoke it at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by (i) delivering written notice of revocation to the Secretary of the Company at the Company's principal offices, (ii) executing and delivering to the Company another proxy dated as of a later date, or (iii) voting in person at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The only outstanding voting securities of the Company are shares of common stock (the "Common Stock"). As of the Record Date, there were 7,664,408 shares of Common Stock issued and outstanding, and each such share is entitled to one vote at the Annual Meeting. The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock underlying abstentions will be considered present at the Annual Meeting for the purpose of calculating a quorum. Under Washington law and the Company's charter documents, if a quorum is present, the six nominees for election to the Board of Directors who receive the greatest number of affirmative votes cast at the Annual Meeting shall be elected directors. Abstentions will have no effect on the election of directors because they are not cast in favor of any particular candidate. There can be no broker non-votes on the election of directors because brokers who hold shares for the accounts of their clients have discretionary authority to vote such shares with respect to the election of directors. The proposals to approve the amendment to the 2000 Plan and to ratify the selection of Grant Thornton as the Company's independent auditors will be approved, if a quorum is present, if the number of votes cast in favor of the proposals exceeds the number of votes cast against the proposals. Abstentions and broker non-votes on the proposals will have no effect because approval of the proposals is based solely on the votes cast. Proxies and ballots will be received and tabulated by Mellon Investor Services, an independent business entity not affiliated with the Company.

The Common Stock is traded on the NASDAQ Stock Market under the symbol "DAIO". The last sale price for the Common Stock, as reported by the NASDAQ Stock Market on March 6, 2002, was $1.50 per share.

The following table sets forth information with respect to all shareholders known by the Company to be the beneficial owners of more than five percent of its outstanding Common Stock as of March 6, 2002. Except as noted below, each person or entity has sole voting and investment powers with respect to the shares shown.

Name and Address	Amount & Nature of Beneficial Ownership		Percent of Shares Outstanding
Glen F. Ceiley Bisco Industries Inc. 1500 N. Lakeview Ave. Anaheim, CA 92807	1,459,622	(1)	19.0%
Robert E. Killen c/o The Killen Group, Inc. 1199 Lancaster Avenue Berwyn, PA 19312	443,933	(2)	5.8%
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue — 11th Floor Santa Monica, CA 90401	493,000	(3)	6.4%
John W. Stanton & Theresa E. Gillespie 3650—131st Ave. SE Bellevue, WA 98006	546,600	(4)	7.1%

(1)
The holding shown is as of January 30, 2002, as reported to the Company by Glen F. Ceiley on behalf of himself, Matthew Ceiley, Zachary Ceiley, Bisco Industries, Inc. ("Bisco"), and Bisco Industries, Inc. Profit Sharing and Savings Plan (the "Bisco Plan"). Mr. Glen Ceiley reported that he holds sole voting and dispositive power with respect to 3,557 shares, Matthew Ceiley holds sole voting and dispositive power with respect to 700 shares, Zachary Ceiley holds sole voting and dispositive power with respect to 800 shares, Bisco holds sole voting and dispositive power with respect to 980,915 shares, and the Bisco Plan holds sole voting and dispositive power with respect to 463,025 shares. Mr. Glen Ceiley is the President, director, and sole shareholder of Bisco and is also the sole trustee of the Bisco Plan. In addition to the shares reported above, Mr. Ceiley's share ownership also includes options to purchase 10,625 shares exercisable within 60 days.

(2)
The holding shown is as of February 12, 2002, as reported by The Killen Group, Inc., a registered investment advisor, and by Robert E. Killen, its Chairman, Chief Executive Officer and sole shareholder, on a Schedule 13G filed pursuant to Rule 13d-1 of the Securities Exchange Act of 1934. The Schedule 13G indicates that the Killen Group holds sole voting power with respect to 253,855 shares and sole dispositive power with respect to 437,933 shares and that Mr. Killen holds sole voting and dispositive power with respect to 6,000 shares.

(3)
The holding shown is as of January 30, 2002, as reported by Dimensional Fund Advisors Inc., a registered investment advisor ("Dimensional"), on a Schedule 13G filed pursuant to Rule 13d-1(b) or 13d-2(b) under the Securities Exchange Act of 1934. The Schedule 13G indicates that one or more affiliates of Dimensional holds sole voting and dispositive power with respect to 493,000 shares. Dimensional disclaims beneficial ownership of all of these shares.

(4)
The holding shown is as of January 30, 2002, as reported by John W. Stanton and Theresa E. Gillespie, husband and wife, on a Schedule 13G filed pursuant to Rule 13d-1 of the Securities Exchange Act of 1934. The Schedule 13G indicates that Mr. Stanton and Ms. Gillespie share voting and dispositive power with respect to 546,600 shares, which they own as tenants-in-common.

Directors' and Officers' Share Ownership

The following table indicates ownership of the Company's Common Stock by each director of the Company, each executive officer named in the compensation tables appearing later in this Proxy Statement, and by all directors and executive officers as a group, all as of March 6, 2002. The Company is not aware of any family relationships between any director, director nominee or executive officer of the Company.

Name	Amount & Nature of Beneficial Ownership		Percent of Shares Outstanding
Glen F. Ceiley	1,459,622	(1)	19.0%
Frederick R. Hume	160,857	(2)	2.1%
Joel S. Hatlen	134,130	(3)	1.8%
Paul A. Gary	113,182	(4)	1.5%
Edward D. Lazowska	24,848	(5)	(6)
Irene M. Bjorklund	17,347	(7)	(6)
Daniel A. DiLeo	10,625	(8)	(6)
James M. Rounds(9)	5,493		(6)
Steven M. Quist	3,750	(10)	(6)
All current directors and executive officers as a group (9 persons)	1,929,854	(11)	25.3%

(1)
See a description of Mr. Ceiley's ownership and beneficial ownership on Page 3.

(2)
Includes options to purchase 150,000 shares exercisable within 60 days.

(3)
Includes options to purchase 81,625 shares exercisable within 60 days.

(4)
Includes options to purchase 15,625 shares exercisable within 60 days.

(5)
Includes options to purchase 15,625 shares exercisable within 60 days.

(6)
Less than 1 percent each.

(7)
Includes options to purchase 10,625 shares exercisable within 60 days.

(8)
Includes options to purchase 10,625 shares exercisable within 60 days.

(9)
Mr. Rounds left the Company as Vice President and Chief Technical Officer effective November 1, 2001.

(10)
Includes options to purchase 3,750 shares exercisable within 60 days.

(11)
Includes options to purchase 301,625 shares exercisable within 60 days.

PROPOSAL 1:    ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will vote on the election of six directors to serve until the next Annual Meeting or until his or her successor has been qualified and elected or such director's earlier death, resignation or removal. The Board of Directors has approved the six nominees named below, all of whom are currently members of the Board of Directors. Each of the nominees has indicated that they are willing and able to serve as directors. However, should one or more of the nominees not accept the nomination, or otherwise be unwilling or unable to serve, it is intended that the proxies will be voted for the election of a substitute nominee or nominees designated by the Board of Directors.

RECOMMENDATION: The Board of Directors recommends a vote FOR each of the director nominees.

Glen F. Ceiley,  age 56, has been a director of the Company since February 1999 when he was appointed to the Board of Directors pursuant to a Standstill Agreement dated February 10, 1999 which expired on February 10, 2000. Since 1973, Mr. Ceiley has been the President and Chief Executive Officer of Bisco Industries, a distributor of fasteners and electronic components, which, as part of a group, owns approximately 19.0% of the stock of the Company. Mr. Ceiley is also Chairman of the Board of Directors of Family Steak Houses of Florida, Inc. In May 1998, the Securities and Exchange Commission issued a cease and desist order against Bisco in connection with Bisco's purchase of certain shares of Family Steak Houses while its tender offer for shares of Family Steak Houses was outstanding in violation of Rule 10b-13 of the Exchange Act. Bisco consented to the entry of the order without admitting or denying the findings set forth in the order.

Daniel A. DiLeo, age 54, has been a director of the Company since May 2000. Mr. DiLeo has more than 25 years experience in both the system and semiconductor divisions of Lucent Technologies and AT&T Companies. Mr. DiLeo is the Executive Vice President of Optoelectronics at Agere Systems, Inc., a Lucent subsidiary. From June 1998 through February 2001, Mr. DiLeo was the President, Optoelectronics Division at Lucent Technologies, Microelectronics Group. From January 1996 to June 1998, Mr. DiLeo was the Vice President, Wireless Business Unit at Lucent Technologies Inc.

Paul A. Gary, age 61, has been a director of the Company since March 1998 and was named Chairman of the Board of Directors in May 1999. From 1987 until his retirement in 1996, Mr. Gary worked for Lucent Microelectronics (currently Agere Systems, Inc.) in various management positions, the last of which was as Vice President of the Netcom IC Business unit. From 1981 to 1987 he held management positions with Western Electric Company, including Director of Engineering and Director of Manufacturing. From 1967 to 1981, Mr. Gary worked for Bell Laboratories. Mr. Gary is also a director of TriQuint Semiconductors Inc.

Frederick R. Hume, age 59, became President and Chief Executive Officer of the Company on February 23, 1999. He has been a director of the Company since January 1999. From 1988 until his retirement in 1998, Mr. Hume was Vice President and General Manager of Keithley Instruments in Cleveland, Ohio. From 1972 to 1988, he held various management positions at John Fluke Manufacturing, including Group Vice President for Manufacturing and Research and Development. Mr. Hume is also a director IFR Systems, Inc.

Edward D. Lazowska, age 51, has been a director of the Company since August 1996. Since 1977, Dr. Lazowska has been a member of the faculty of the University of Washington's Department of

Computer Science and Engineering. From 1993 to September 2001, he held the position of Professor and Department Chair. He currently holds the Bill and Melinda Gates Endowed Chair. Mr. Lazowska is also a director of Lguide (formerly the Online Learning Network).

Steven M. Quist, age 56, was appointed to the Board of Directors of the Company on March 12, 2001. Since March 2, 1998, Mr. Quist has been the President and Chief Executive Officer of CyberOptics Corporation. He has served on CyberOptic's Board of Directors since 1991. From 1992 to January 1998, Mr. Quist was the President of Rosemount, a subsidiary of Emerson Electric Company. Mr. Quist is also a director of Rimage Corporation.

Board and Committee Meetings

The Board of Directors has three standing Committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. The Audit Committee consisted of Messrs. Lazowska, DiLeo, and Barnes throughout 2001. Mr. Quist was added to the audit committee in December 2001. The Compensation Committee consisted of Messrs. Gary, Ceiley, and DiLeo throughout 2001. The Nominating Committee consisted of Messrs. Lazowska and Gary throughout 2001.

The Audit Committee considers and recommends to the Board of Directors the engagement of independent certified public accountants for the ensuing year and the terms of such engagement; reviews the scope of the audit; periodically reviews the Company's program of internal control and audit functions; receives and reviews the reports of the independent accountants; and reviews the annual financial report to the directors and shareholders of the Company. Each member of the Audit Committee is an independent director, as defined by Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee met five times during fiscal 2001.

The Compensation Committee makes recommendations to the Board of Directors concerning the compensation of the Company's executive officers. The committee administers the Company's management incentive compensation program and its stock option, stock purchase and stock appreciation rights plans. The Compensation Committee reviews all employee benefit programs and approves significant changes in major programs and all new programs. The Compensation Committee met two times during fiscal 2001.

The Nominating Committee seeks qualified candidates to serve on the Board of Directors, recommends them for the Board of Director's consideration for election as directors at the Annual Meeting of Shareholders and proposes candidates to fill vacancies on the Board of Directors. The Nominating Committee also recommends nominees for the various committees of the Board of Directors. The Nominating Committee will consider written proposals from shareholders for director nominees which are submitted to the Secretary of the Company in accordance with the procedures described below under the caption, "Shareholder Nominations and Proposals for the 2003 Annual Meeting of Shareholders". The Nominating Committee met one time during fiscal 2001.

During the fiscal year ended December 31, 2001, there were seven meetings of the Board of Directors. Each of the incumbent directors who were on the Board of Directors during fiscal 2001 attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served during his term of service on the Board of Directors.

Compensation Committee Interlocks and Insider Participation

For the fiscal year ended December 31, 2001, the Compensation Committee of the Board of Directors consisted of Messrs. Gary, DiLeo, and Ceiley. None of these individuals has served at any time as an officer or employee of the Company or as a member of the board of directors or compensation committee of any entity that has had one or more executive officers which served as a member of the Board of Directors or the Compensation Committee.

Board Compensation

Employee directors do not receive additional compensation for serving on the Board of Directors. Non-employee directors received a cash retainer for fiscal year 2001 of $3,750 for each quarter of service plus $1,000 for each full Board of Directors meeting attended and $500 for each teleconference Board of Directors meeting attended. Additional quarterly compensation was paid to the non-employee directors for serving as Chairman of the Board of Directors or as a committee chair; $2,500 for Chairman of the Board of Directors and $750 for the Audit, Compensation, and Nominating Committee chairs. In addition, each non-employee Board of Directors member as of June 19, 2001, with the exception of Mr. Quist, was granted 7,500 stock options. Mr. Quist received an initial grant of 15,000 stock options. The stock options were granted under the provisions and terms of the 2000 Plan. The Company also reimburses non-employee directors for actual travel and out-of-pocket expenses incurred in connection with service to the Company.

The following table shows compensation paid by the Company to non-employee directors during fiscal year 2001.

	Cash Compensation			Stock Option Grants
Name	Board Retainer ($)	Chairman of the Board/ Committee Chairman Retainer ($)	Meeting Fees ($)	Number of Options (#)(1)
Keith L. Barnes(2)	$15,000	$3,000	$5,500	7,500
Glen F. Ceiley	$15,000	$3,000	$5,500	7,500
Daniel A. DiLeo	$15,000	$0	$5,000	7,500
Paul A. Gary	$15,000	$10,000	$5,500	7,500
Edward D. Lazowska	$15,000	$3,000	$5,500	7,500
Steven M. Quist (3)	$12,083	$0	$4,000	15,000

(1)
Stock Options were granted to the directors in June 2001 at an exercise price of $2.20 per share.

(2)
Mr. Barnes resigned from the Board of Directors effective December 31, 2001.

(3)
Mr. Quist was appointed to the Board of Directors in March 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than ten percent (10%) of the Company's Common Stock ("Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports.

To the Company's knowledge, based solely on its review of copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors, and beneficial owners of more than ten percent (10%) of the Company's Common Stock were complied with during 2001.

AUDITOR INDEPENDENCE

Report of the Audit Committee

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report (Form 10-K) with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

The Committee discusses with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held five meetings during fiscal year 2001.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Company's Annual Report (Form 10-K) for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee initially selected Ernst & Young, LLP as the Company's auditors for the calendar year 2001. However, during 2001, Grant Thornton, LLP was subsequently hired to perform the audit for the year ending December 31, 2001. The Committee has selected Grant Thornton LLP as the Company's auditors for the current year.

Audit Fees:    The aggregate fees billed by Grant Thornton LLP, as well as any fees billed by Ernst & Young, LLP, for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2001, and for review of the financial statements included in each of the Company's Form 10-Q, including audit related fees were approximately $104,500.00.

Financial Information Systems Designs and Implementation Fees:    Grant Thornton LLP and Ernst & Young, LLP did not bill for any professional services for financial information systems design or implementation as described in Paragraph (c)(4)(ii) or Rule 2-01 of Regulation S-X for the fiscal year ended December 31, 2001.

All Other Fees:    Aggregate fees billed for all other services rendered by Grant Thornton LLP and Ernst & Young, LLP, other than the services covered in the two previous paragraphs, for the fiscal year ended December 31, 2001 were approximately $17,244.00.

The Committee has considered whether the services provided by Grant Thornton LLP are compatible with maintaining the independence of Grant Thornton LLP and has concluded that the independence of Grant Thornton LLP is maintained and is not compromised by the services provided.

Respectfully submitted,

AUDIT COMMITTEE

Edward D. Lazowska
Daniel A. DiLeo
Steven M. Quist

March 29, 2002

EXECUTIVE COMPENSATION

Report of Compensation Committee on Annual Compensation

The Compensation Committee of the Board of Directors ("the Committee") is composed entirely of independent outside directors. The Committee is responsible for setting and administering the policies which govern all of the compensation programs of the Company.

The Committee has established a compensation plan for executive officers with three components: annual base salary, annual management incentive compensation and long-term stock options. Each of these components is described below. This executive officer compensation plan is evaluated annually by the Committee by reviewing the Company's overall financial performance, individual executive officer performance, and executive officer total compensation compared with other companies within the electronics industry.

Annual Base Salary Structure.    The Committee establishes a base salary structure for each executive officer position. This structure defines the minimum, mid-point and maximum salary levels and the relationship of salary to total cash compensation. The Committee reviews the salary structure periodically based on surveys of compensation paid to executives performing similar duties with electronic manufacturing and software companies of approximately the same size as the Company, located primarily in the United States. This group was selected as it is believed to be representative of the companies with which the Company competes for key employees.

The Committee's objective is to maintain a salary structure which, when combined with annual incentive compensation, provides the Company's executive officers with total cash compensation which is near the market median for executives with similar responsibilities, experience and ability. In 2001, the executive officer group as a whole received cash compensation which, according to survey data measured at the beginning of 2001, was within the 25th to 75th percentile of the aggregate median cash compensation paid to officers in similar positions at similar-sized electronics companies. In light of the current economic situation, management has frozen base salaries at the 2001 level and deferred consideration of normal annual adjustments as part of the Company's short-term cost control efforts. The Company did not re-measure survey data as there was no change to base compensation during 2002.

Management Incentive Compensation Plan ("MICP").    With the exception of Ms. Bjorklund who is on a commission plan, the MICP offers each executive officer a performance-based opportunity to earn additional annual cash compensation in an amount tied to a percentage of the executive officer's base salary. The Committee's objective in setting executive MICP percentages and the formulas for MICP payout is to pay above industry average total compensation for better than expected or industry average historical financial performance and below industry average compensation for worse than expected or industry average financial historical performance. The percentages of base salary targeted for MICP payout ("the guidelines") for executives for a given year are established by the Committee early in the year. The 2001 MICP guidelines for executive officers ranged from 25% to 40% of base salary.

The actual MICP payout to an executive officer, with the exception of Ms. Bjorklund, in relation to his guideline for 2001 was a function of two measurements. For Mr. Hume, Mr. Hatlen, Mr. Rounds, and Mr. Vicklund, the two measurements were the Company's revenue and the Company's net income compared to predetermined targets. The incentive plan payout (commission) for Ms. Bjorklund is a function of the Company's actual sales bookings as a percentage of a predetermined bookings target. The Committee believes that these targets and metrics were measures of key activities for the Company during 2001 which will affect near-term and long-term shareholder value. MICP or incentive payouts to executive officers for 2001 were based entirely on a formula which included these variables. Guideline MICP or incentive payouts is to be paid to an executive officer if the Company and the officer achieves a combined result versus targets and objectives of 100%. A greater or lesser percentage of guideline is to be paid if a combined result of greater or less than 100% is achieved.

The MICP for 2001 provided that MICP payouts would be based on the achievement of a certain level of the combined objectives described above. In some cases, not all officers would receive an MICP payout. The maximum payout to executive officers under MICP cannot exceed 150% of guideline. The maximum payout to Ms. Bjorklund under her incentive plan cannot exceed 220% of guideline. For 2001, the revenue and net income targets were not achieved. No executive officers received an MICP payout for 2001. Ms. Bjorklund received commission payouts under her incentive plan at a rate of approximately 43% of guideline. See "Summary Annual Compensation Table."

Stock Option Plan.    The Committee approves grants under the Data I/O Corporation 1986 Employee Stock Option Plan, as amended and restated (the "1986 Plan") and the 2000 Plan (collectively "the Plans"). These are the Company's only long-term incentive plans. The primary purpose of the Plans is to make a significant element of executive pay a reward for taking actions which maximize shareholder value over time. The Committee grants options based primarily on its perception of the executive's ability to affect future shareholder value and secondarily on the competitive conditions in the market for exceptionally talented executives who typically command compensation packages which include a significant equity incentive. All options granted to the President and Chief Executive Officer and any other executive officer in 2001 were based on these criteria.

In the electronics industry, stock options represent the principal compensation which attracts, retains and motivates exceptional executives. Accordingly, total outstanding options as a percentage of outstanding shares tends to be higher in electronics than in other industries. As of the Record Date, the Company's outstanding options represented approximately 13.1% of outstanding shares, which the Company believes is below the average within the electronics industry.

Historically, all options granted by the Company have been granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and, accordingly, will only have value if the Company's stock price increases. All options granted during 2001 become exercisable at a rate of 6.25% per quarter with the exception of two option grants; one of which became exercisable at a rate of 8.33% per quarter and one to Ms. Bjorklund granted on January 2, 2001 which became exercisable at a rate of 12.5% per quarter. 50,000 options granted to Mr. Hume under the 1986 Plan during 2000 are subject to 4-year cliff vesting and become exercisable at the end of the 4-year period with acceleration provisions included for earlier vesting if predetermined revenue and profit targets are achieved. The acceleration provisions provided for 25,000 of the options to vest at the end of 2000 if predetermined profit and revenue targets were achieved. The targets were not achieved for 2000; therefore, no options vested under the acceleration provisions. If at the end of 2001, a predetermined earnings per share (EPS) target was achieved, 25,000 of the options would vest at that time. The targets were not achieved for 2001; therefore, no options vested under the acceleration provisions. If any remaining options are unvested at the end of 2001, 25,000 vest if the revenue and profit are 120% or more of the April 26, 2000 forecast for 2000. If any remaining shares are unvested at the end of 2002, 25,000 vest if EPS is equal to or more than the predetermined target for 2002. If any remaining shares are unvested at the end of 2002, 25,000 vest if the revenue and profit are 144% or more of the April 26, 2000 forecast for 2000. If any remaining shares are unvested at the end of 2003, 25,000 vest if EPS is equal to or more than the predetermined target for 2003. If any remaining shares are unvested at the end of 2003, 25,000 vest if the revenue and profit are 173% or more of the April 26, 2000 forecast for 2000.

Options granted during 2000 under the 2000 Plan become exercisable at a rate of 6.25% per quarter. All options granted during 1999, except those granted in January 1999, become exercisable at a rate of 25% per year. Options granted in January 1999 become exercisable at a rate of 12.5% per quarter. All 1998 options granted during and after August 1998 become exercisable at a rate of 12.5% per quarter. All outstanding options granted prior to August 1998 become exercisable at a rate of 25% per year.

In January 2000, the Board of Directors approved a modification to Mr. Hume's outstanding 1999 granted options providing that if the Company performed at 125% of a predetermined profit target in 2000, 50% of

Mr. Hume's outstanding unvested options would vest at December 31, 2000 with the remaining unvested options vesting as originally scheduled. The targets were not achieved for 2001, therefore, no options vested under these acceleration provisions.

All grants are subject to acceleration of vesting in connection with certain events leading to a change in control of the Company or at any other time at the discretion of the Committee. All options granted to executive officers are issued in tandem with limited stock appreciation rights ("SARs"), which become exercisable only in the event of a change in control of the Company. See "Change in Control Arrangements."

For additional information concerning the number of new options granted in fiscal 2001 to the Chief Executive Officer and other executive officers, see "Option/SAR Grants in the Last Fiscal Year."

Performance Evaluation.    The base salary of each executive officer is reviewed annually by the President and Chief Executive Officer. This is done on the basis of a formal review written by the President and Chief Executive Officer, evaluating the executive's prior year performance against documented job responsibilities and specific predetermined annual objectives. In developing executive compensation packages to recommend to the Committee, the President and Chief Executive Officer considers, in addition to each executive's prior year performance, the executive's long-term value to the Company, the executive's pay relative to that for comparable surveyed jobs, the executive's experience and ability relative to executives in similar positions, and the current year increases in executive compensation projected in industry surveys.

The Committee then reviews the President and Chief Executive Officer's recommendations for executive officers' total compensation and makes final decisions on pay for each executive officer based on the President and Chief Executive Officer's summary of the performance evaluations and on the other criteria and survey data described above. In this process, the Committee consults extensively with the Company's President and Chief Executive Officer.

The Committee meets annually without the President and Chief Executive Officer to evaluate his performance and to develop a recommendation for his compensation for the coming year. In addition to reviewing the Company's financial performance for the prior year, the Committee reviews compensation surveys for chief executive officers in similar companies and the President and Chief Executive Officer's individual performance, including development and execution of short- and long-term strategic objectives, Company revenue and profitability, and employee morale, the achievement of which is expected to increase shareholder value. The Committee then approves base salary and MICP percentage changes for all executive officers. In light of the current economic situation, management has frozen base salaries at the 2001 level and deferred consideration of normal annual adjustments as part of the Company's short-term cost control efforts.

The Compensation Committee determined the compensation package, including salary, bonus, stock option grants, and other benefits for Frederick R. Hume, President and Chief Executive Officer, based on the Committee's perception of his qualifications for the position, his ability to affect future shareholder value, compensation surveys (as noted above under "Annual Base Salary Structure"), and the competitive conditions in the market.

The Company has entered into agreements (the "Severance Agreements") with certain executive officers whereby such individuals will be entitled to receive payments if they are terminated without cause or resign with good reason within specified periods following the occurrence of certain events deemed to involve a change in control of the Company. See "Change in Control Arrangements." Under the Omnibus Budget Reconciliation Act of 1993, the federal income tax deduction for certain types of compensation paid to the chief executive officer and the four other most highly compensated executive officers of publicly held companies is limited to $1 million per officer per fiscal year unless such compensation meets certain requirements. The Committee is aware of this limitation and believes that no compensation paid by the Company during 2001 will exceed the $1 million limitation, except possibly a portion of the sums payable pursuant to the Severance Agreements, if paid.

Respectfully submitted,

COMPENSATION COMMITTEE

Glen F. Ceiley
Paul A. Gary
Daniel A. DiLeo

March 29, 2002

SUMMARY COMPENSATION TABLE

The following table shows compensation paid by the Company for services rendered during fiscal years 2001, 2000 and 1999 to all persons who served as the Chief Executive Officer in 2001 and the three other most highly compensated executive officers of the Company at December 31, 2001, whose salary and bonus exceeded $100,000 in 2001.

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)		Securities Underlying Options/ SARs (#) (2)	All Other Compensation ($) (3)
Frederick R. Hume President/ Chief Executive Officer	2001 2000 1999	250,000 250,000 190,962	0 0 0		0 50,000 200,000	8,622 1,806 76,013	(4)
Joel S. Hatlen Vice President Finance/ Chief Financial Officer, Secretary/Treasurer	2001 2000 1999	157,500 150,000 130,000	0 7,313 10,111		0 10,000 43,000	6,711 12,027 19,365	(5) (6)
Irene M. Bjorklund Vice President, Sales & Marketing (7)	2001 2000 1999	156,924 0 0	29,875 0 0	(8)	35,000 0 0	81,750 102,241 62,840	(9) (9) (9)
James M. Rounds Vice President & Chief Technical Officer (10)	2001 2000 1999	95,562 200,000 200,000	0 1,071 10,000		0 20,000 10,000	14,008 6,800 9,280	(11)

(1)
Represents amounts earned under the Management Incentive Compensation Plan.
(2)
All options granted to executive officers are granted in tandem with an equal number of SARs. SARs are only exercisable upon the occurrence of certain events leading to a change in the control of the Company. See "Change in Control and Severance Arrangements."
(3)
These amounts represent the Company's contributions to the Company's 401k Plan and its payment of term life insurance premiums on behalf of the executive. The amounts also include relocation expenses and related income taxes, vacation payouts, and stock option exercises, as noted in subsequent footnotes.
(4)
Includes a signing bonus of $50,000 and relocation expenses and payment of related income taxes aggregating $23,388.
(5)
Includes a payout of excess vacation accrued of $2,022 and a stock option exercise of $3,203.
(6)
Includes payout of excess vacation accrued of $16,148.
(7)
Ms. Bjorklund was hired and named Vice President—Sales and Marketing effective March 2001.
(8)
Represents sales commission incentive amount earned during 2001 for achievement of certain corporate sales plan targets.
(9)
Amounts represent income earned by Ms. Bjorklund as an outside consultant working for Data I/O Corporation during 2001, 2000, and 1999. The amounts are $81,066, $102,241, and $62,840, respectively.
(10)
Mr. Rounds left the Company as Vice President and Chief Technical Officer effective November 1, 2001.
(11)
Entire amount represents severance paid to Mr. Rounds upon his leaving the Company.

OPTION/SAR GRANTS TABLE
Option/SAR Grants in the Last Fiscal Year

The following table sets forth certain information regarding stock option grants to the Company's Chief Executive Officer and the Company's three other most highly compensated executive officers during the year ended December 31, 2001.

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
	Number of Securities Underlying Options/SARs Granted (#) (1)		Percent of Total Options/SARs Granted to Employees in Fiscal Year
Name				Exercise or Base Price ($/Sh) (2)(3)	Expiration Date	0% ($)	5% ($)	10% ($)
Frederick R. Hume	0		0.00%			0	0	0
Joel S. Hatlen	0		0.00%			0	0	0
Irene M. Bjorklund	5,000	(5)	4.26%	2.44	01/02/07	0	4,145	9,403
	30,000	(6)	25.53%	2.40	04/20/07	0	24,487	55,552
James M. Rounds (7)	0		0.00%			0	0	0

(1)
An equal number of SARs are granted in tandem with options granted to executive officers. SARs are exercisable only upon the occurrence of certain events leading to a change in the control of the Company. See "Change in Control and Severance Arrangements."

(2)
Under the terms of the 1986 Plan and the 2000 Plan, the Compensation Committee retains discretion, subject to plan limits, to modify the terms of and reprice outstanding options.

(3)
The exercise price may be paid by delivery of already owned shares, subject to certain conditions.

(4)
Potential realizable value is based on an assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on SEC requirements and do not reflect the Company's estimate of future stock price growth.

(5)
Options granted to Ms. Bjorklund on January 2, 2001 become exercisable commencing three months after grant date, with 12.5% of the shares becoming exercisable at that time and an additional 12.5% of the shares becoming exercisable on each successive quarter after the grant date, with full vesting occuring on the second anniversary of such date. Options which have been outstanding for at least six months will become exercisable in full upon the occurrence of certain events leading to a change in control of the Company. See "Change in Control and Severance Arrangements". Options expire six years from the date of grant, subject to earlier termination if the optionee's employment is terminated.

(6)
All new options granted in 2001 become exercisable commencing three months after grant date, with 6.25% of the shares becoming exercisable at that time and an additional 6.25% of the shares becoming exercisable on each successive quarter after the grant date, with full vesting occurring on the fourth anniversary of such date. Options which have been outstanding for at least six months will become exercisable in full upon the occurrence of certain events leading to a change in control of the Company. See "Change in Control and Severance Arrangements". Options expire six years from the date of grant, subject to earlier termination if the optionee's employment is terminated.

(7)
Mr. Rounds left the Company effective November 1, 2001. All outstanding unvested options were forfeited at the time of his resignation. Any vested options held by him were exercisable through February 2, 2002.

OPTIONS/SAR EXERCISES AND YEAR-END OPTION VALUES TABLE
Aggregated Options/SAR Exercises in Last Fiscal Year

The following table sets forth certain information regarding option exercises and fiscal year-end option values for the Company's Chief Executive Officer and the Company's three other most highly compensated officers during the year ended December 31, 2001.

			# of Securities Underlying Options/SARs at December 31, 2001 (#) (2)	Value of Unexercised In-the-Money Options/SARs at December 31, 2001 ($) (3)
	Shares Acquired on Exercise (#)
Name		Value Realized ($) (1)	Exercisable / Unexercisable	Exercisable / Unexercisable
Frederick R. Hume	0	0	150,000 / 100,000	0 / 0
Joel S. Hatlen	0	0	74,750 / 25,250	0 / 0
Irene M. Bjorklund	0	0	5,625 / 29,375	0 / 0
James M. Rounds (4)	0	0	77,250 / 0	0 / 0

(1)
Market value of underlying securities at exercise date, minus the exercise or base price of in-the-money options/SARs.

(2)
Future exercisability is subject to vesting and the optionee remaining in the employment of the Company. In addition, all options are granted in tandem with an equal number of SARs. SARs are only exercisable upon the occurrence of certain events leading to a change in the control of the Company. See "Change in Control and Severance Arrangements."

(3)
This value is calculated by multiplying the market value of the Common Stock at December 31, 2001, which was $1.54 as quoted on the NASDAQ National Market, less the exercise or base price by the number of in-the-money options/SARs held. If the number is zero, the aggregate value of the options are out-of-the-money.

(4)
Mr. Rounds left the Company effective November 1, 2001. All outstanding unvested options were forfeited at the time of his resignation. Any vested options held by him were exercisable through February 2, 2002.

Shareholder Return Performance Graph

Shown below is a line-graph comparing cumulative total shareholder return on Data I/O Common Stock for each of the last five years against the cumulative total return for the Russell 2000 Index and the S & P High Tech Composite. This cumulative return includes the reinvestment of cash dividends.

(1)
Assumes $100 invested at the close of trading on December 31, 1996 in Data I/O Common Stock, in the Russell 2000 Index and in the S & P High Tech Composite. Cumulative total return assumes reinvestment of dividends.

Change in Control, Severance, and Employment Arrangements

Options reported in the Option/SAR compensatory tables appearing above have been granted pursuant to the Plans. Historically most options granted under the Plans have been granted subject to a vesting schedule of either 25% per year, 12.5% per quarter, or 6.25% per quarter. However, the Plans provide that options which have been outstanding for at least six months will become exercisable in full for the periods indicated: (i) for a period of 45 days beginning on the day on which any person or group (with certain exceptions) becomes the beneficial owner of 25% or more of the combined voting power of the Company's outstanding securities, unless such accumulation is previously approved by a disinterested majority of the plan's administrators; (ii) beginning on the date that a tender or exchange offer by any person (with certain exceptions) is first published or sent or given, and continuing for so long as such offer remains open, unless, upon consummation thereof, such person would be the beneficial owner of less than 30% of the shares of Common Stock then outstanding, unless such tender offer is approved by a disinterested majority of the Board of Directors; or (iii) immediately prior to consummation of (a) any merger, consolidation, reorganization or other transaction pursuant to which persons who hold the outstanding Common Stock immediately prior to the transaction have less than 40% of the combined voting power of the surviving entity; or (b) any sale, lease, exchange or other transfer not in the ordinary course of all or substantially all of the Company's assets. With any of the foregoing transactions, the Company will give each option holder notice 20 days prior to the proposed consummation date and each option holder will then be entitled to exercise their options in full or part at any time prior to consummation of such transaction. A holder's exercise of those options that become vested only as a result of such acceleration will be contingent upon consummation of such transaction.

In 1983, the Company adopted a Stock Appreciation Rights ("SARs") Plan which allows the Board of Directors to grant to each director, executive officer or holder of 10% or more of the stock of the Company a SAR with respect to certain options granted to these parties. A SAR has been granted in tandem with each option granted to an officer of the Company. SARs granted which have been held for at least six months are exercisable for a period of 20 days following the occurrence of either of the following events: (i) the close of business on the day that a tender or exchange offer by any person (with certain exceptions) is first published or sent or given if, upon consummation thereof, such person would be the beneficial owner of 30% or more of the shares of Common Stock then outstanding; or (ii) approval by the shareholders of the Company (or, if later, approval by the shareholders of a third party) of any merger, consolidation, reorganization or other transaction providing for the conversion or exchange of more than 50% of the outstanding shares of the Company's Common Stock into securities of a third party, or cash, or property, or a combination of any of the foregoing.

The Company entered into severance agreements (the "Severance Agreements") with each of the following executive officers on the following dates: Joel S. Hatlen, Vice President Finance, Chief Financial Officer, Secretary and Treasurer in July 1998 and Frederick R. Hume, President and Chief Executive Officer in February 1999, the term of these agreements were extended on January 31, 2002 for a period of 2 years from that date. The respective agreements with Messrs. Hatlen and Hume provide for a lump sum payment to the officer upon termination of the officer's employment by the Company without cause or by the officer for "good reason" (as defined in the Severance Agreements) 90 days prior and within one year following a change of control of the Company. The amount of the lump sum payment is equal to a multiple of the officer's base salary at the time of termination, plus the average bonus received during the last three full fiscal years the officer served in his or her present position (the "base"). The guideline for the multiple for each of the officers is one times the base. The size of the multiple declines on a straight-line basis throughout the specified period, following a change in control, except that the multiple is never less than one-half. The amount payable under the Severance Agreements for Messrs. Hatlen and Hume is subject to reduction if the aggregate present value of all payments received in connection with a change in control would exceed three times the officer's "annualized includible compensation," as defined in Section 280G of the Internal Revenue Code, for the officer's most recent five taxable years.

In connection with execution of the Severance Agreements, the Company required Messrs. Hatlen and Hume to sign a confidentiality and non-competition agreement, which includes, among other things, a restriction against competing with the Company or soliciting employees from the Company for a one-year period following termination if the officer receives a payment under a Severance Agreement. The Board of Directors believes that the terms and conditions of the Severance Agreements are in the best interest of the Company because the Severance Agreements will enable the executive officers to continue to focus on activities providing for the maximum long-term value to the Company's shareholders, even when faced with the possible change of control of the Company or termination of their employment. In addition, each of the executive officers named in the Summary Compensation Table has signed the Company's form of offer letter and have entered into a form of Confidentiality and Intellectual Property Assignment Agreement (the "Confidentiality Agreement") with the Company. These offer letters specify the initial terms of employment, including annual base pay, MICP participation, stock options, if any, and that the employment is at will. The Confidentiality Agreements also provide that employment is at will and require executive officers to keep certain information confidential during and after employment and to refrain from soliciting employees of the Company for one year following termination of employment by executive officers.

PROPOSAL 2:    AMENDMENT TO 2000 PLAN

At the annual meeting, the shareholders of the Company will be asked to approve an amendment to the 2000 Plan, which, if approved, will increase the number of shares of Common Stock available for grant under the 2000 Plan by an additional 200,000 shares, to an aggregate of 1,599,623 shares, the fair market value of such securities is $2,399,435 as of March 6, 2002. As of March 6, 2002, the Company has outstanding options with respect to 1,007,700 shares of Common Stock and 391,923 shares of Common Stock available for grants; 10,800 shares of Common Stock are available under the 2000 Plan and 381,123 shares of Common Stock are available under the 1986 Plan. Approval of the proposed increase will also be deemed a ratification of the terms of the 2000 Plan, as amended.

The Board of Directors believes that the Plans have contributed to strengthening the incentive of participating employees to achieve the objectives of the Company and its shareholders by encouraging employees to acquire a greater proprietary interest in the Company. The Board of Directors believes that additional shares must be reserved for use under the 2000 Plan to enable the Company to attract and retain key employees through the granting of options under the 2000 Plan. The proposed increase in the number of shares reserved under the 2000 Plan is not required or intended to cover awards previously made under the 2000 Plan.

The affirmative vote of at least a majority of the shares of Common Stock present in person or represented by proxy at the 2002 Annual Meeting and entitled to vote on the proposal is required for approval of the amendment to the 2000 Plan. The Board of Directors recommends a vote FOR approval of the proposed amendment to the 2000 Plan. Unless instructed otherwise, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies in favor of the above-referenced amendment to the Purchase Plan.

Description of the 2000 Plan

The following description of the 2000 Plan is qualified in its entirety by reference to the full text of such Plan, a copy of which is attached to this proxy statement as Appendix A. The purpose of the 2000 Plan is to enhance the long-term shareholder value of the Company by offering opportunities to employees, persons to whom offers of employment have been extended, directors, officers, consultants, agents, advisors and independent contractors of the Company and its subsidiaries to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its subsidiaries and to acquire and maintain stock ownership in the Company. The 2000 Plan may be administered either by the Board of Directors or a committee or committees appointed by (in either case, the "Committee"), and consisting of two or more members of, the Board of Directors. The Committee will have broad discretion to determine the amount and type of awards and terms and conditions of the awards. Individual grants will generally be based on a person's present and potential contribution to the Company.

As of March 6, 2002, the Company had approximately 159 employees and 5 non-employee directors who would be eligible to participate in the 2000 Plan. Consultants, agents, advisors, and independent contractors could be eligible under the 2000 Plan; however, the company has no outstanding grants to this group. Because the grant of awards is based upon a determination made by the Committee after a consideration of various factors, the Company currently cannot determine the nature and amount of any awards that will be granted in the future to any eligible individual or group of individuals. However, the maximum number of shares that can be granted under the 2000 Plan during any calendar year to any executive officer whose compensation is required to be disclosed pursuant to the rules and regulations under the Securities

Exchange Act of 1934, as amended, (generally, the chief executive officer and the four other most highly compensated executive officers) is 200,000, except that the Company may make additional one-time grants to newly hired participants of up to 100,000 shares per such participant. In addition, the maximum number of shares that can be granted to a non-employee director of the Company during any calendar year is limited to 100,000. The Company believes that with these limitations and other provisions of the 2000 Plan, options granted under the 2000 Plan will generate "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code and will, therefore, not be subject to the $1,000,000 cap on deductibility for federal income tax purposes of certain compensation payments in excess of $1,000,000. See "Certain Federal Income Tax Consequences" below.

Awards may be granted in the form of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options ("NQOs") (each ISO or NQO, an "Option" and collectively, "Options"), stock appreciation rights, stock awards in the form of restricted stock ("Restricted Stock"), or other arrangements determined by the Committee. Any award may be granted either alone or in tandem with other awards granted under the 2000 Plan. The option price of ISOs shall be as determined by the Committee, but shall not be less than 100% of the fair market value of the Common Stock on the grant date. The option price of NQOs may be less than the fair market value of the Common Stock on the date of the grant. The Committee may condition the grant of the award upon the attainment of specified performance goals or other criteria, which need not be the same for all participants. No ISOs may be granted under the 2000 Plan on or after May 19, 2010, but ISOs outstanding under the 2000 Plan may extend beyond that date.

Options.    Options granted under the 2000 Plan may be ISOs or NQOs. The exercise price of ISOs may not be less than the fair market value of the shares subject to the ISO on the date of grant. The term of any ISO granted under the 2000 Plan may not exceed ten years. In addition, ISOs are subject to certain other limitations in order to take advantage of the favorable U.S. tax treatment that may be available for ISOs.

Restricted Stock.    Restricted Stock awards consist of non-transferable shares of Common Stock of the Company which may be subject to a right of purchase by the Company. The Committee may provide for the lapse of the transfer restrictions over a period of time, or may accelerate or waive such restrictions, in whole or in part, based on service, performance or other criteria determined by the Committee.

Stock Appreciation Rights.    A stock appreciation right will give the holder the right to receive an appreciation distribution in an amount equal to the excess of the fair market value of the number of shares of Common Stock covered by the right over the exercise price per share subject to the right. Stock appreciation rights may be granted separately or in tandem with a related Option. Payment may be made in a combination of shares of Common Stock or in cash, as determined by the Committee.

The consideration payable upon issuance or exercise of an award and any taxes related to an award must generally be paid in cash or check. However, the Committee, in its sole discretion, may, either at the time the Option is granted or at any time before it is exercised and subject to such limitations as the Committee may determine, authorize payment by the tender of Common Stock already owned by the participant for at least six months having a fair market value on the day prior to the exercise date equal to the aggregate Option exercise price, by delivery of a promissory note, by delivery of a properly executed exercise notice, together with irrevocable instruction (i) to a third-party designated by the Company to deliver to the Company the amount of sale or loan proceeds to pay the exercise price and withholding tax obligations and (ii) to the Company to deliver the certificates for such shares to the third-party, or by such other consideration as the Committee may permit. In addition, to assist a holder of award (including a holder who is an officer or director of the Company) in acquiring shares of Common Stock pursuant to an award granted under the 2000 Plan, the Committee, in its sole discretion, may authorize, either at the grant date or at any time before the acquisition of Common Stock pursuant to the award, the extension of a loan to the holder by the Company, the payment by the holder of the purchase price, if any, of the Common Stock in installments, or the guarantee by the Company of a loan obtained by the grantee from a third-party. Awards generally may be exercised at any time within three months after termination of a participant's employment by, or consulting relationship with, the Company (but, only to the extent exercisable or payable at the time of termination). However, if termination is due to the participant's death or disability, the award generally may be exercised for one year. Except as authorized by the Committee, no award shall be assignable or otherwise transferable by a participant other than by will or by the laws of descent and distribution.

The Committee may adjust the performance goals and measurements applicable to awards. The Committee also may waive in whole or in part any or all restrictions, conditions, vesting or forfeiture with respect to any award granted under the Stock Plan. The Board of Directors may amend, alter or discontinue the 2000 Plan or any award at any time, except that the consent of a participant is required if the participant's rights under an outstanding award would be impaired. In addition, the shareholders of the Company must approve any amendment, alteration or discontinuance of the 2000 Plan that would (i) increase the total number of shares reserved under the 2000 Plan, (ii) with respect to provisions solely as they relate to ISOs, to the extent required for the 2000 Plan to comply with Section 422 of the Code, (iii) to the extent required by other applicable laws, rules or regulations or (iv) to the extent that the Board of Directors otherwise concludes that shareholder approval is advisable.

The 2000 Plan constitutes an unfunded plan for incentive and deferred compensation. The Company is not required to create trusts or arrangements to meet its obligations under the 2000 Plan to deliver stock or make payments.

In the event of a "change in control" of the Company, as defined in the 2000 Plan, in which the outstanding options do not remain outstanding or are not assumed by the surviving entity or replaced with comparable options, the vesting of outstanding "qualifying" awards under the 2000 Plan will, unless the applicable agreement with respect to the award or the Committee determines otherwise, subject to certain limitations, be accelerated in full. If outstanding options remain outstanding after a change of control or are assumed by the surviving entity or replaced with comparable options, subject to certain limitations, the vesting of outstanding "qualifying" options will be accelerated to the extent of 25% of the unvested portion thereof and the vesting of outstanding "qualifying" restricted stock awards will be accelerated to the extent of 25% of the unvested portion thereof. Further, if the holder of any "qualifying" award which remains outstanding or is assumed by the surviving entity in a change of control transaction is terminated involuntarily within 180 days of the change of control, the vesting of all options and other awards held by such person will be accelerated in full. A "qualifying" award is defined as an option or award that has been held for at least 180 days as of the change of control. A "change in control" is defined to include (i) a merger or consolidation of the Company in which more than 50% of the voting power of the Company's outstanding stock outstanding after the transaction is owned by persons who are not shareholders immediately prior to such transaction, and (ii) the sale or transfer of all or substantially all of the Company's assets.

Certain Federal Income Tax Consequences

THE FOLLOWING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT, OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

Incentive Stock Options

Awards and Exercise of Options. ISOs are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code. ISOs may be granted only to employees of the Company (including directors who are also employees). The recipient of an Option (the "Optionee") does not recognize taxable income upon either the grant or exercise of an ISO. However, the excess of the fair market value of the shares purchased upon exercise over the Option exercise price (the "Option Spread") is includable in the Optionee's "alternative minimum taxable income "("AMTI") for purposes of the alternative minimum tax ("AMT"). The Option Spread is generally measured on the date of exercise and is includable in AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a "substantial risk of forfeiture" (including, in the case of each person subject to the reporting requirements of Section 16(b) of the Exchange Act). In addition, when stock is acquired subject to a "substantial risk of forfeiture", an Optionee's holding period for purposes of determining whether any capital gain or loss on sale is long-term will generally not begin until the restriction lapses or the Optionee files an election under Section 83(b) of the Code (a "Section 83(b) Election").

Sale of Option Shares. If an Optionee holds the shares purchsed under an ISO for at least two years from the date the ISO was granted and for at least one year from the date such shares where transferred to the Optionee, any gain from a sale of the shares other than to the Company should be taxable as capital gain. Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO was exercised or at the time the stock was sold, If an Optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a "Disqualifying Disposition"), the amount by which the market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the sale) would be taxable as ordinary income, and the Company would be entitled to a corresponding tax deduction. Such income is subject to information reporting requirements and may become subject to withholding. Gain from a Disqualifying Disposition in excess of the amount required to be recognized as ordinary income is capital gain. Optionees are required to notify the Company promptly after making a Disqualifying Disposition. If the stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Code.

Exercise With Stock. If an Optionee pays for ISO shares with shares of the Company acquired under an ISO or a qualified employee stock purchase plan ("statutory option stock"), the tender of shares is a Disqualifying Disposition of the statutory option stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the statutory option stock are satisfied, or the shares were not acquired under a statutory stock option of the Company, then any appreciation in value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously-owned stock is used to exercise an ISO.

Nonqualified Stock Options

Awards and Exercise of Options. An Optionee is not taxable upon the award of an NQO. Federal income tax consequences upon exercise will depend upon whether the shares thereby acquired are subject to a "substantial risk of forfeiture". If the shares are not subject to a "substantial risk of forfeiture", or if they are so restricted and the Optionee files a Section 83(b) Election with respect to the shares, the Optionee will have ordinary income at the time of exercise measured by the Option Spread on the exercise date. The Optionee's tax basis in the shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long- or short-term also will begin on that date. If the shares are subject to a "substantial risk of forfeiture" and no Section 83(b) Election is filed, the Optionee will not be taxable upon exercise, but instead will have ordinary income on the date the stock is no longer subject to a "substantial risk of forfeiture", in an amount equal to the difference between the amount paid for the shares under the Option and their fair market value as of the date of lapse; in addition, the Optionee's holding period will begin on the date of lapse.

Whether or not the shares are subject to a "substantial risk of forfeiture", the amount of ordinary income taxable to an Optionee who was an employee at the time of grant constitutes "supplemental wages" subject to a withholding of income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

Sale of Option Shares. Upon sale, other than to the Company, of shares acquired under a NQO, an Optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the Optionee's tax basis in the shares, which will be long-term gain or loss if the employee's holding period in the shares is more than one year. If the stock is sold to the company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Code.

Exercise With Stock. If an Optionee tenders Common Stock (other than statutory option stock—see above) to pay all or part of the exercise price of a NQO, the Optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the Optionee had in the surrendered shares. The additional shares are treated as newly acquired with a zero basis.

If the surrendered shares are statutory option stock as described above under "Incentive Stock Options", with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the statutory option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a Disqualifying Disposition of the surrendered stock.

PROPOSAL 3:    Ratification of the Selection of Auditors

The Board of Directors requests that the shareholders ratify its selection of Grant Thornton LLP to serve as the Company's independent auditors for calendar year 2002. Grant Thornton LLP examined the consolidated financial statements of the Company for the year ended December 31, 2001. Representatives of Grant Thornton LLP will be present at the Annual Meeting to make a statement if they desire to do so and to respond to questions by shareholders.

The Company's previous independent auditors, Ernst & Young, LLP, were dismissed by the Board of Directors on November 14, 2001. The Company filed with the SEC a Form 8-K and Form 8-K/A on November 21, 2001 and November 28, 2001, respectively, which announced that the Board of Directors, based on a recommendation from the Audit Committee, approved an action on November 14, 2001 to no longer engage Ernst & Young, LLP as its independent auditors. The Audit Committee and the Board of Directors approved another independent accounting firm, Grant Thornton LLP, as the Company's new independent auditors. Grant Thornton LLP accepted this appointment on November 27, 2001.

The reports of Ernst & Young, LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Independent Auditor's Report on the consolidated financial statements of the Company for the fiscal year ended December 28, 2000 contained an explanatory paragraph regarding the Company's change in its method of accounting for revenue recognition.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 28, 2000 and December 30, 1999, and in the subsequent interim period, there were no disagreements with Ernst & Young, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Ernst & Young, LLP would have caused Ernst & Young, LLP to make reference to the matter in their report.

OTHER BUSINESS

As of the date of this Proxy Statement, the Company is not aware of any other business to be acted upon at the Annual Meeting. If any other business calling for a vote of the shareholders is properly presented at the meeting, the holders of the proxies will vote or refrain from voting in accordance with their best judgment.

SHAREHOLDER NOMINATIONS AND PROPOSALS FOR THE
2003 ANNUAL MEETING OF SHAREHOLDERS

The Company's Bylaws provide that advance notice of nominations for the election of directors at a meeting of shareholders must be delivered to or mailed and received by the Company 90 days prior to the date one year from the date immediately preceding the Annual Meeting of Shareholders or, in the case of a special meeting of shareholders to elect directors, the close of business on the 10th day following the date on which notice of such meeting is first given to shareholders. The Bylaws also provide that advance notice of proposals to be brought before an Annual Meeting by a shareholder must be submitted in writing and delivered to or mailed and received by the Company not later than 90 days prior to the date one year from the date immediately preceding the Annual Meeting of Shareholders.

To qualify as an "eligible" shareholder, a shareholder must have been a record or beneficial owner of at least one percent (1%) of the Company's outstanding Common Stock, or shares of Common Stock having a market value of at least $2,000, for a period of at least one (1) year prior to submitting the proposal, and the shareholder must continue to hold the shares throught the date on which the meeting is held.

Each notice of a nomination or proposal of business must contain, among other things: (i) the name and address of the shareholder who intends to make the nomination or proposal; (ii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or to vote at the meeting for the proposal; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder and any material interest of such shareholder in any proposal to be submitted to the meeting; (iv) such other information regarding each nominee or proposal as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (v) with respect to the nominations, the consent of each nominee to serve as a director of the Company if elected.

A copy of the full text of the provisions of the Company's Bylaws dealing with shareholder nominations and proposals is available to shareholders from the Secretary of the Company upon written request.

Securities and Exchange Commission (the "SEC") rules establish a deadline for submission of shareholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2003 Annual Meeting is February 13, 2003. If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the 2003 Annual Meeting.

Shareholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the 2003 Annual Meeting must submit the proposal to the Company no later than December 10, 2002. Shareholders who intend to present a proposal at the 2003 Annual Meeting without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than February 13, 2003. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements, but only after the Company has notified the shareholder(s) who have submitted the proposal of the problem and such shareholder(s) have failed to correct it. This obligation to notify the appropriate shareholder(s) does not apply to the failure to submit such proposal prior to the deadlines discussed above.

SOLICITATION OF PROXIES

The proxy accompanying this Proxy Statement is solicited by the Board of Directors. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. In addition, the Company may engage an outside proxy solicitation firm to render proxy solicitation services and, if so, will pay a fee for such services. Solicitations of proxies may be made personally, or by mail, telephone, telegraph or messenger. The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All costs of solicitation of proxies will be paid by the Company.

By order of the Board of Directors

Frederick R. Hume President and Chief Executive Officer

Redmond, Washington
March 29, 2002

Appendix A

DATA I/O CORPORATION
2000 STOCK INCENTIVE COMPENSATION PLAN

1.    PURPOSES

        1.1  The purpose of the Data I/O Corporation 2000 Stock Incentive Compensation Plan (the "Plan") is to enhance the long-term shareholder value of Data I/O Corporation, a Washington corporation (the "Company"), by offering opportunities to employees, persons to whom offers of employment have been extended, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2) to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

2.    DEFINITIONS

        For purposes of the Plan, the following terms shall be defined as set forth below:

        2.1  Acquired Entities.

        "Acquired Entities" has the meaning given in Section 6.2.

        2.2  Acquisition Transaction.

        "Acquisition Transaction" has the meaning given in Section 6.2.

        2.3  Award.

        "Award" means a grant made to a Participant pursuant to the Plan, including, without limitation, grants of Options, Stock Appreciation Rights, Stock Awards, Other Stock-Based Awards or any combination of the foregoing.

        2.4  Board.

        "Board" means the Board of Directors of the Company.

        2.5  Cause.

        "Cause" means dishonesty, fraud, misconduct, disclosure of confidential information, conviction of, or a plea of guilty or no contest to, a felony under the laws of the United States or any state thereof, habitual absence from work for reasons other than illness, intentional conduct which causes significant injury to the Company, habitual abuse of alcohol or a controlled substance, in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

        2.6  Change in Control.

        "Change in Control" means (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

        2.7  Code.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        2.8  Common Stock.

        "Common Stock" means the common stock, no par value, of the Company.

        2.9  Disability.

        "Disability" means a medically determinable mental or physical impairment or condition of the Holder which is expected to result in death or which has lasted or is expected to last for a continuous period of twelve (12) months or more and which causes the Holder to be unable, in the opinion of the Plan Administrator on the basis of evidence acceptable to it, to perform his or her duties for the Company and, in the case of a determination of Disability for purposes of determining the exercise period for an Incentive Stock Option, to be engaged in any substantial gainful activity. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of the Holder's termination of employment, service or contractual relationship.

        2.10 Exchange Act.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.11 Fair Market Value.

        "Fair Market Value" shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the Nasdaq National Market, the mean between the high and low selling prices for the Common Stock as reported by the Nasdaq National Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the mean between the high and low selling prices for the Common Stock as such prices are officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

        2.12 Grant Date.

        "Grant Date" means the date the Plan Administrator adopted the granting resolution or a later date designated in a resolution of the Plan Administrator as the date an Award is to be granted.

        2.13 Holder.

        "Holder" means the Participant to whom an Award is granted or the personal representative of a Holder who has died.

        2.14 Incentive Stock Option.

        "Incentive Stock Option" means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

        2.15 Involuntary Termination.

        "Involuntary Termination" means termination of the Holder's service to the Company (or the parent or subsidiary company employing such Holder) or the other party to the transaction constituting a Change in Control by reason of (i) the involuntary discharge of such Holder by the Company (or the parent or subsidiary company employing such Holder) or the other party to the transaction constituting a Change in Control for reasons other than Cause or (ii) the voluntary resignation of the Holder following (A) a change in such Holder's position with the Company (or its successor or the parent or subsidiary company that employs such Holder) or the other party to the transaction constituting a Change in Control that materially reduces such Holder's level of authority or responsibility or (B) a reduction in such Holder's compensation (including base salary, fringe benefits and participation in bonus or incentive programs based on corporate performance) by more than 20%.

        2.16 Nonqualified Stock Option.

        "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

        2.17 Option.

        "Option" means the right to purchase Common Stock granted under Section 7.

        2.18 Option Shares.

        "Option Shares" means the shares of Common Stock issuable upon a Holder's exercise of an Option granted under the Plan.

        2.19 Other Stock-Based Award.

        "Other Stock-Based Award" means an Award granted under Section 11.

        2.20 Participant.

        "Participant" means an individual who is a Holder of an Award or, as the context may require, any employee, director (including directors who are not employees), officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary who has been designated by the Plan Administrator as eligible to participate in the Plan.

        2.21 Plan Administrator.

        "Plan Administrator" means the Board or any committee designated to administer the Plan under Section 3.1.

        2.22 Qualifying Award.

        "Qualifying Award" means an Option or an Award that is held by a person who had been an employee, director, consultant or agent to the Company for at least 180 days as of the effective date of a Change in Control.

        2.23 Qualifying Shares.

        "Qualifying Shares" means shares of Common Stock issued pursuant to a Qualifying Award which are subject to the right of the Company to repurchase some or all of such shares at the original purchase price (if any) upon termination of the Holder's services to the Company.

        2.24 Restricted Stock.

        "Restricted Stock" means shares of Common Stock granted pursuant to a Stock Award under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

        2.25 Securities Act.

        "Securities Act" means the Securities Act of 1933, as amended.

        2.26 Stock Appreciation Right.

        "Stock Appreciation Right" means an Award granted under Section 9.

        2.27 Stock Award.

        "Stock Award" means an Award granted under Section 10.

        2.28 Subsidiary.

        "Subsidiary," except as expressly provided otherwise, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

        2.29 Unvested Portion.

        "Unvested Portion" means the portion of a Qualifying Award or Qualifying Shares that is/are unvested as of the effective date of a Change in Control.

        2.30 Vested Portion.

        "Vested Portion" means the portion of a Qualifying Award or Qualifying Shares that is/are vested as of the effective date of a Change in Control.

3.    ADMINISTRATION

        3.1  Plan Administrator.

        The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. Any such committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Award). The Board, or any committee thereof appointed to administer the Plan, is referred to herein as the "Plan Administrator." If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator for any persons subject or likely to become subject to Section 16 under the Exchange Act the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "Non-Employee Directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board or Plan Administrator may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to one or more senior executive officers or committees thereof, the members of which need not be members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

        3.2  Administration and Interpretation by the Plan Administrator.

        Except for the terms, conditions and limitations explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its absolute discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, change and rescind rules and regulations of general application for the Plan's administration. This authority shall include the sole authority to correct any defect, supply any omission or reconcile any inconsistency in this Plan and make all other determinations necessary or advisable for the administration of the Plan and do everything necessary or appropriate to administer the Plan. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

4.    STOCK SUBJECT TO THE PLAN

        4.1  Authorized Number of Shares.

        As of March 6, 2002, the Company has outstanding options with respect to 1,007,700 shares of Common Stock and 391,923 shares of Common Stock available for additional grants under its 2000 Stock Option Plan (the "2000 Plan") and its 1986 Stock Option Plan ("1986 Plan"). Subject to adjustment from time to time as provided in Section 14.1, Awards of the authorized but unissued shares of Common Stock under the 1986 Plan, or shares of Common Stock that become available under the 1986 Plan as a result of the expiration or termination of options, may be granted under this Plan. Awards for an additional 500,000 shares of Common Stock (300,000 shares of Common Stock authorized in 2000 and an additional 200,000 shares of Common Stock proposed for approval by the shareholders in 2002) shall also be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares.

        4.2  Limitations.

          (a)  Subject to adjustment from time to time as provided in Section 14.1, not more than 200,000 shares of Common Stock may be made subject to Awards under the Plan to any individual Participant in the aggregate in any one (1) calendar year, except that the Company may make additional one-time grants to newly hired Participants of up to 100,000 shares per such Participant; such limitation shall be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

          (b)  Subject to adjustment from time to time as provided in Section 14.1, not more than 100,000 shares of Common Stock may be made subject to Awards to any non-employee director in the aggregate in any one calendar year.

        4.3  Reuse of Shares.

        Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares) and any shares repurchased by the Company from a Holder upon exercise of a right of repurchase shall again be available for issuance in connection with future grants of Awards under the Plan; provided, however, that any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code if and to the extent applicable. Shares that are subject to tandem Awards shall be counted only once. Also, upon a stock-for-stock exercise only the net number of shares will be deemed to have been used under this Plan.

5.    ELIGIBILITY

        Awards may be granted under the Plan to those officers, directors and key employees of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries.

6.    AWARDS

        6.1  Form and Grant of Awards.

        The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Stock Awards and Other Stock-Based Awards. Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other. Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of the Company.

        6.2  Acquired Company Awards.

        Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Award is substituted, or the old Award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (an "Acquisition Transaction"). If a written agreement pursuant to which an Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Participants and Holders.

7.    AWARDS OF OPTIONS

        7.1  Grant of Options.

        The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

        7.2  Option Exercise Price.

        The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options.

        7.3  Term of Options.

        The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be six (6) years from the Grant Date.

        7.4  Exercise of Options.

        The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option or otherwise set at the time of grant, the Option will be subject to the following: (a) 25% of the Option shall vest and become exercisable on each anniversary of the Grant Date such that the Option shall be fully vested on the fourth anniversary of the Grant Date; (b) in no event shall any additional Option Shares vest after termination of Holder's employment by or service to the Company; and (c) the Plan Administrator may waive or modify the foregoing schedule at any time.

        To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5. An Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option).

        7.5  Payment of Exercise Price.

        The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or check (unless, at the time of exercise, the Plan

Administrator determines not to accept a personal check), except that the Plan Administrator, in its sole discretion, may, either at the time the Option is granted or at any time before it is exercised and subject to such limitations as the Plan Administrator may determine, authorize payment in cash and/or one or more of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price; (b) a promissory note delivered pursuant to Section 12; (c) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a third party designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such third party, all in accordance with the regulations of the Federal Reserve Board; or (d) such other consideration as the Plan Administrator may permit.

        7.6  Post-Termination Exercises.

        The Plan Administrator may establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time.

        If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

        In case of termination of the Holder's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares purchasable by the Holder at the date of such termination, only (a) within one (1) year if the termination of the Holder's employment or services are coincident with Disability or (b) within three (3) months after the date the Holder ceases to be an employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary if termination of the Holder's employment or services is for any reason other than death or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Holder's death may be exercised, to the extent of the number of shares purchasable by the Holder at the date of the Holder's death, by the personal representative of the Holder's estate entitled thereto at any time or from time to time within one (1) year after the date of death, but in no event later than the remaining term of the Option. In case of termination of the Holder's employment or services for Cause, the Option shall automatically terminate upon first discovery by the Company of any reason for such termination and the Holder shall have no right to purchase any Shares pursuant to such Option, unless the Plan Administrator determines otherwise. If a Holder's employment or services with the Company are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder's rights under any Option likewise shall be suspended during the period of investigation.

        A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence or short-term break in service on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

8.    INCENTIVE STOCK OPTION LIMITATIONS

        To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

        8.1  Dollar Limitation.

        To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two (2) or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options were granted.

        8.2  10% Shareholders.

        If a Participant owns more than 10% of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five (5) years. The determination of 10% ownership shall be made in accordance with Section 422 of the Code.

        8.3  Eligible Employees.

        Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

        8.4  Term.

        The term of an Incentive Stock Option shall not exceed ten (10) years.

        8.5  Exercisability.

        To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three (3) months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total Disability, such Option must be exercised within one (1) year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Participant's reemployment rights are guaranteed by statute or contract.

        8.6  Taxation of Incentive Stock Options.

        In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares issued upon the exercise of an Incentive Stock Option for two (2) years after the Grant Date of the Incentive Stock Option and one (1) year from the date the shares are transferred to the Participant. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

        8.7  Promissory Notes.

        The amount of any promissory note delivered pursuant to Section 12 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

        8.8  Incorporation of Other Provisions.

        With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out in full herein; provided, however, that to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, the Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of this Plan.

9.    STOCK APPRECIATION RIGHTS

        9.1  Grant of Stock Appreciation Rights.

        The Plan Administrator may grant a Stock Appreciation Right separately or in tandem with a related Option.

        9.2  Tandem Stock Appreciation Rights.

        A Stock Appreciation Right granted in tandem with a related Option will give the Holder the right to surrender to the Company all or a portion of the related Option and to receive an appreciation distribution (in shares of Common Stock or cash or any combination of shares and cash, as the Plan Administrator, in its sole discretion, shall determine at any time) in an amount equal to the excess of the Fair Market Value for the date the Stock Appreciation Right is exercised over the exercise price per share of the right, which shall be the same as the exercise price of the related Option. A tandem Stock Appreciation Right will have the same other terms and provisions as the related Option. Upon and to the extent a tandem Stock Appreciation Right is exercised, the related Option will terminate.

        9.3  Stand-Alone Stock Appreciation Rights.

        A Stock Appreciation Right granted separately and not in tandem with an Option will give the Holder the right to receive an appreciation distribution in an amount equal to the excess of the Fair Market Value for the date the Stock Appreciation Right is exercised over the exercise price per share of the right. A stand-alone Stock Appreciation Right will have such terms as the Plan Administrator may determine, except that the term of the right, if not otherwise established by the Plan Administrator, shall be ten (10) years from the Grant Date.

        9.4  Exercise of Stock Appreciation Rights.

        Unless otherwise provided by the Plan Administrator in the instrument that evidences the Stock Appreciation Right, the provisions of Section 7.6 relating to the termination of a Holder's employment or services shall apply equally, to the extent applicable, to the Holder of a Stock Appreciation Right.

10.  STOCK AWARDS

        10.1 Grant of Stock Awards.

        The Plan Administrator is authorized to make Awards of Common Stock or of rights to receive shares of Common Stock to Participants on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals related to (i) sales, gross margin, operating profits or profits, (ii) growth in sales, gross margin, operating profits or profits, (iii) return ratios related to sales, gross margin, operating profits or profits, (iv) cash flow, (v) asset management (including inventory management), or (vi) total shareholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Holder's services or upon the occurrence of other events.

        10.2 Issuance of Shares.

        Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to a Stock Award, or upon the Holder's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall transfer, as soon as practicable, to the Holder or, in the case of the Holder's death, to the personal representative of the Holder's estate or as the appropriate court directs, the appropriate number of shares of Common Stock covered by the Award.

        10.3 Waiver of Restrictions.

        Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

11.  OTHER STOCK-BASED AWARDS

        The Plan Administrator may grant other Awards under the Plan pursuant to which shares of Common Stock (which may, but need not, be shares of Restricted Stock pursuant to Section 10) are or may in the future be acquired, or Awards denominated in stock units, including ones valued using measures other than market value. Such Other Stock-Based Awards may be granted alone or in addition to or in tandem with any Award of any type granted under the Plan and must be consistent with the Plan's purpose.

12.  LOANS, INSTALLMENT PAYMENTS AND LOAN GUARANTEES

        To assist a Holder (including a Holder who is an officer or director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (a) the extension of a loan to the Holder by the Company, (b) the payment by the Holder of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by the Company of a loan obtained by the grantee from a third party. The terms of any loans, installment payments or loan guarantees, including the interest rate and terms of and security for repayment, will be subject to the Plan Administrator's discretion; provided, however, that repayment of any Company loan to the Holder shall be secured by delivery of a full-recourse promissory note for the loan amount executed by the Holder, together with any other form of security determined by the Plan Administrator. The maximum credit available is the purchase price, if any, of the Common Stock acquired, plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

13.  ASSIGNABILITY

        Except as otherwise specified or approved by the Plan Administrator at the time of grant of an Award or any time prior to its exercise, no Award granted under the Plan may be assigned, pledged or transferred by the Holder other than by will or by the laws of descent and distribution, and during the Holder's lifetime, such Awards may be exercised only by the Holder. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder's death; provided, however, that (i) any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award, (ii) the original Holder shall remain subject to withholding taxes upon exercise, (iii) any subsequent transfer of an Award shall be prohibited and (iv) the events of termination of employment or contractual relationship set forth in subsection 7.6 shall continue to apply with respect to the original transferor-Holder.

14.  ADJUSTMENTS

        14.1 Adjustment of Shares.

        In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (i) the maximum number and class of securities subject to the Plan as set forth in Section 4.1, (ii) the maximum number and class of securities that may be made subject to Awards to any individual Participant as set forth in Section 4.2, and (iii) the number and class of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

        14.2 Dissolution, Liquidation or Change in Control Transactions.

          (a)  In the event of the proposed dissolution or liquidation of the Company, the Company shall notify each Holder at least fifteen (15) days prior to such proposed action. To the extent not previously exercised, all Awards will terminate immediately prior to the consummation of such proposed action.

          (b)  Unless the applicable agreement representing an Option provides otherwise, or unless the Plan Administrator determines otherwise in its sole and absolute discretion in connection with any Change in Control, a Qualifying Option which is not exercisable in full shall become exercisable in connection with a Change in Control which becomes effective before the Holder's service to the Company terminates as follows:

            (i)    If the Qualifying Option remains outstanding following the Change in Control, is assumed by the surviving entity or its parent, or the surviving entity or its parent substitutes options with substantially the same terms for such Qualifying Option, the vesting and exercisability of the Qualifying Option shall be accelerated to the extent of 25% of the Unvested Portion thereof, and the remaining 75% of the Unvested Portion of such Qualifying Option shall vest in accordance with the vesting schedule set forth in the applicable Option agreement.

            (ii)  If the Qualifying Option remains outstanding following the Change in Control, is assumed by the surviving entity or its parent, or the surviving entity or its parent substitutes options with substantially the same terms for such Qualifying Option and if the Holder thereof is subject to an Involuntary Termination within 180 days following such Change in Control, then all Options held by such Holder (or options issued in substitution thereof) shall become exercisable in full, whether or not the vesting requirements set forth in the Option agreement have been satisfied, for a period of 90 days commencing on the effective date of such Holder's Involuntary Termination, or if shorter, the remaining term of the option.

            (iii)  If a Qualifying Option does not remain outstanding, and either such Qualifying Option is not assumed by the surviving entity or its parent, or the surviving entity or its parent does not substitute options with substantially the same terms for such Qualifying Option, such Qualifying Option shall become exercisable in full, whether or not the vesting requirements set forth in the Option agreement have been satisfied, for a period prior to the effective date of such Change in Control of a duration specified by the Plan Administrator, and thereafter the Option shall terminate.

          (c)  Unless the applicable agreement representing an Award provides otherwise, or unless the Plan Administrator determines otherwise in its sole and absolute discretion in connection with any Change in Control, the vesting of Qualifying Shares shall be accelerated, and the Company's repurchase right with respect to such shares shall lapse, in connection with a Change in Control which becomes effective before such Holder's service to the Company terminates as follows:

            (i)    If Qualifying Options were outstanding at the effective time of the Change in Control and they are partially accelerated pursuant to Subsection (b)(i) above or if there were no Qualifying Options outstanding at the effective time of the Change in Control, the vesting of all Qualifying Shares shall be accelerated to the extent of 25% of the Unvested Portion thereof, and the remaining 75% of the Unvested Portion of such Qualifying Shares shall vest in accordance with the vesting schedule set forth in the applicable Award agreement.

            (ii)  If the preceding clause (i) applied and if a Holder of Qualifying Shares is subject to an Involuntary Termination within 180 days following the same Change in Control, then all Qualifying Shares held by such Holder (or shares issued in substitution thereof) shall become vested in full, whether or not the vesting requirements set forth in the applicable Award agreement have been satisfied.

            (iii)  If Qualifying Options were outstanding at the effective time of the Change in Control and they are accelerated in full pursuant to Subsection (b)(iii) above or otherwise, the vesting of all Qualifying Shares shall be accelerated in full, and the Company's repurchase right with respect to all such shares shall lapse in full, whether or not the vesting requirements set forth in the applicable Award agreement have been satisfied.

          (d)  Notwithstanding Subsections (b) and (c) above, if the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if the Company's independent public accountants and such other party's independent public accountants separately determine in good faith that the transaction constituting a Change in Control would qualify for treatment as a "pooling of interests" but for the acceleration of vesting provided for in Subsections (b) and (c) above, then the acceleration of exercisability or the lapse of the Company's right to repurchase shall not occur to the extent that the Company's independent public accountants and such other party's independent public accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting for such transaction.

        14.3 Further Adjustment of Awards.

        Subject to the preceding Section 14.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, dissolution, liquidation or Change in Control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, payment or settlement or lifting restrictions, differing methods for calculating payments or settlements, alternate forms and amounts of payments and settlements and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such actions before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, dissolution, liquidation or Change in Control that is the reason for such action. Without limiting the generality of the foregoing, if the Company is a party to a merger or consolidation, outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement, without the Holder's consent, may provide for:

          (a)  the continuation of such outstanding Award by the Company (if the Company is the surviving corporation);

          (b)  the assumption of the Plan and some or all outstanding Awards by the surviving corporation or its parent;

          (c)  the substitution by the surviving corporation or its parent of Awards with substantially the same terms for such outstanding Awards; or

          (d)  the cancellation of such outstanding Awards with or without payment of any consideration.

        14.4 Limitations.

        The grant of Awards will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        14.5 Fractional Shares.

        In the event of any adjustment in the number of shares covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.

15.  WITHHOLDING

        The Company may require the Holder to pay to the Company in cash the amount of any withholding taxes that the Company is required to withhold with respect to the grant, exercise, payment or settlement of any Award. The Company shall have the right to withhold from any Award or any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Participant an amount equal to such taxes. The Company may also deduct from any Award any other amounts due from the Participant to the Company or a Subsidiary.

16.  AMENDMENT AND TERMINATION OF PLAN

        16.1 Amendment of Plan.

        The Plan may be amended by the Board in such respects as it shall deem advisable including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that will increase the aggregate number of shares as to which Incentive Stock Options may be granted or change the class of persons eligible to participate. Amendments made to the Plan which would constitute "modifications" to Incentive Stock Options outstanding on the date of such Amendments shall not be applicable to such outstanding Incentive Stock Options but shall have prospective effect only. The Board may condition the effectiveness of any amendment on the receipt of shareholder approval at such time and in such manner as the Board may consider necessary for the Company to comply with or to avail the Company, the Holders or both of the benefits of any securities, tax, market listing or other administrative or regulatory requirement which the Board determines to be desirable. Whenever shareholder approval is sought, and unless required otherwise by applicable law or exchange requirements, the proposed action shall require the affirmative vote of holders of a majority of the shares present, entitled to vote and voting on the matter without including abstentions or broker non-votes in the denominator.

        16.2 Termination Of Plan.

        The Company's shareholders or the Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than ten (10) years after the earlier of the Plan's adoption by the Board or approval by the shareholders.

17.  GENERAL

        17.1 Award Agreements.

        Awards granted under the Plan shall be evidenced by a written agreement which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with the Plan.

        17.2 Continued Employment or Services; Rights In Awards.

        None of the Plan, participation in the Plan as a Participant or any action of the Plan Administrator taken under the Plan shall be construed as giving any Participant or employee of the Company any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of the Participant.

        17.3 Registration; Certificates For Shares.

        The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

        Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

        17.4 No Rights As A Shareholder.

        No Option, Stock Appreciation Right or Other Stock-Based Award shall entitle the Holder to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award, free of all applicable restrictions.

        17.5 Compliance With Laws And Regulations.

        In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

        17.6 No Trust Or Fund.

        The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

        17.7 Severability.

        If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.  EFFECTIVE DATE

        The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's shareholders at any time within twelve (12) months of such adoption.

        Original Plan adopted by the Board on February 28, 2000.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
DATA I/O CORPORATION

        The undersigned hereby appoints Frederick R. Hume, and Joel S. Hatlen, and each of them as proxies, each with full power of substitution, to represent and vote for and on behalf of the undersigned, as designated below, the number of shares of common stock of Data I/O Corporation that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on May 15, 2002 or at any adjournment thereof. The undersigned directs that this proxy be voted as indicated on the reverse side hereof.

COMMENTS/ADDRESS CHANGE: Please mark comments/address change box on reverse side.	(Continued, and to be marked, dated and signed on reverse side)
^ FOLD AND DETACH HERE ^

Please mark your votes as indicated in this example	☒
This proxy, when properly executed, will be voted in the manner directed on this proxy card. The Board of Directors recommends a vote FOR all nominees, FOR the proposal to approve the amendment to the Data I/O Corporation 2000 Stock Incentive Compensation Plan, and FOR Ratification of the selection of Grant Thornton LLP as the Company's independent auditors. If no specification is made, all shares represented by this proxy will be voted FOR all of said nominees, FOR the proposed amendment to the Data I/O Corporation 2000 Stock Incentive Compensation Plan, and FOR Ratification of the selection of Grant Thornton LLP as the Company's independent auditors, and will be voted in accordance with the discretion of the proxies on all other matters which may come before the meeting or any adjournment thereof.					2.	Proposal to approve the amendment to the Data I/O Corporation 2000 Stock Incentive Compensation Plan as described in the Proxy Statement for the 2002 Annual Meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐
1.	Election of Directors (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)		FOR all nominees listed at left (except as marked to the contrary at left).	WITHHOLD ALL AUTHORITY to vote for all nominees listed at left	3.	Proposal to ratify the selection of Grant Thornton LLP as the Company's independent auditors.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	01 Glen F. Ceiley 02 Daniel A. Dileo 03 Paul A. Gary	04 Frederick R. Hume 05 Edward D. Lazowska 06 Steven M. Quist	☐	☐	4.	In their discretion, the holders of this proxy are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.
						COMMENTS/ADDRESS CHANGE Please mark this box if you have written comments/address change on the reverse side.			☐
					The undersigned hereby revokes any proxy or proxies heretofore given for such shares and ratifies all that said proxies or their substitutes may lawfully do by virtue hereof.
Signature(s)	Date

^ FOLD AND DETACH HERE ^

QuickLinks

VOTING SECURITIES AND PRINCIPAL HOLDERS
PROPOSAL 1: ELECTION OF DIRECTORS
AUDITOR INDEPENDENCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS TABLE Option/SAR Grants in the Last Fiscal Year
OPTIONS/SAR EXERCISES AND YEAR-END OPTION VALUES TABLE Aggregated Options/SAR Exercises in Last Fiscal Year
PROPOSAL 2: AMENDMENT TO 2000 PLAN
PROPOSAL 3: Ratification of the Selection of Auditors
OTHER BUSINESS
SHAREHOLDER NOMINATIONS AND PROPOSALS FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS
SOLICITATION OF PROXIES
DATA I/O CORPORATION 2000 STOCK INCENTIVE COMPENSATION PLAN